EXHIBIT 99.18

Disclaimer

COMPUTATIONAL MATERIALS

This Series Term Sheet contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials, including without limitation the collateral tables which follow, are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. Certain mortgage loans contained in this statistical pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date. This statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

First NLC 2005-1 Preliminary Stratifications Friedman Billings Ramsey	946 records

			Percent of	Weighted	Weighted	WA
	Number of	Outstanding	Outstanding	Average	Average	CLTV
	Mortgage	Principal	Principal	Gross	Credit	incl. Silent
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	Seconds

4.501 - 5.000	1	185,250.00	0.07	4.875	675	75.00
5.001 - 5.500	28	7,550,790.24	2.95	5.360	674	88.53
5.501 - 6.000	185	53,585,389.53	20.95	5.872	672	92.48
6.001 - 6.500	245	69,809,329.14	27.29	6.343	670	94.52
6.501 - 7.000	290	79,828,225.12	31.21	6.784	659	94.13
7.001 - 7.500	115	27,916,380.48	10.91	7.305	657	94.97
7.501 - 8.000	66	13,551,999.79	5.30	7.748	651	95.88
8.001 - 8.500	15	3,207,100.00	1.25	8.196	616	92.59
8.501 - 9.000	1	130,500.00	0.05	8.750	596	90.00

Total:	946	255,764,964.30	100.00	6.556	664	93.87

Min: 4.875%
Max: 8.750%
Weighted Average: 6.556%

			Percent of	Weighted	Weighted	WA
	Number of	Outstanding	Outstanding	Average	Average	CLTV
	Mortgage	Principal	Principal	Gross	Credit	incl. Silent
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	Seconds

50,000.01 - 100,000.00	23	1,986,223.22	0.78	7.053	666	94.99
100,000.01 - 150,000.00	109	13,797,984.73	5.39	6.808	663	92.92
150,000.01 - 200,000.00	169	29,901,368.38	11.69	6.657	661	93.63
200,000.01 - 250,000.00	168	37,587,360.18	14.70	6.665	666	93.76
250,000.01 - 300,000.00	141	38,994,826.60	15.25	6.484	667	94.28
300,000.01 - 350,000.00	104	33,808,058.65	13.22	6.503	665	94.86
350,000.01 - 400,000.00	96	36,070,843.98	14.10	6.583	666	94.04
400,000.01 - 450,000.00	53	22,535,864.07	8.81	6.368	656	93.67
450,000.01 - 500,000.00	74	35,746,265.99	13.98	6.491	666	95.60
500,000.01 - 550,000.00	4	2,129,518.50	0.83	6.563	622	76.03
550,000.01 - 600,000.00	1	551,650.00	0.22	5.875	671	85.00
600,000.01 - 650,000.00	3	1,905,000.00	0.74	6.478	649	74.86
700,000.01 - 750,000.00	1	750,000.00	0.29	5.250	688	79.79

Total:	946	255,764,964.30	100.00	6.556	664	93.87

Min: $68,800.00
Max: $750,000.00
Average: $270,364.66

			Percent of	Weighted	Weighted	WA
	Number of	Outstanding	Outstanding	Average	Average	CLTV
	Mortgage	Principal	Principal	Gross	Credit	incl. Silent
Loan Type	Loans	Balance	Balance	Coupon	Score	Seconds

ARM 3/27 60 Month IO	486	133,588,845.95	52.23	6.515	666	94.75
ARM 2/28 60 Month IO	460	122,176,118.35	47.77	6.601	662	92.91

Total:	946	255,764,964.30	100.00	6.556	664	93.87

			Percent of	Weighted	Weighted	WA
	Number of	Outstanding	Outstanding	Average	Average	CLTV
	Mortgage	Principal	Principal	Gross	Credit	incl. Silent
Lien Position	Loans	Balance	Balance	Coupon	Score	Seconds

1	946	255,764,964.30	100.00	6.556	664	93.87

Total:	946	255,764,964.30	100.00	6.556	664	93.87

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-1 Preliminary Stratifications Friedman Billings Ramsey	946 records

			Percent of	Weighted	Weighted	WA
	Number of	Outstanding	Outstanding	Average	Average	CLTV
Remaining Term to Maturity	Mortgage	Principal	Principal	Gross	Credit	incl. Silent
(Months)	Loans	Balance	Balance	Coupon	Score	Seconds

349 - 360	946	255,764,964.30	100.00	6.556	664	93.87

Total:	946	255,764,964.30	100.00	6.556	664	93.87

Min: 351
Max: 360
Weighted Average: 358

			Percent of	Weighted	Weighted	WA
	Number of	Outstanding	Outstanding	Average	Average	CLTV
	Mortgage	Principal	Principal	Gross	Credit	incl. Silent
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	Seconds

0	290	76,594,640.00	29.95	6.597	664	94.00
1	123	31,690,453.44	12.39	6.662	660	94.81
2	279	76,848,296.98	30.05	6.640	664	94.29
3	184	49,621,785.99	19.40	6.404	665	92.04
4	55	16,350,569.83	6.39	6.293	667	94.40
5	13	4,142,418.06	1.62	6.201	679	96.41
7	1	360,000.00	0.14	7.625	646	100.00
9	1	156,800.00	0.06	6.000	631	80.00

Total:	946	255,764,964.30	100.00	6.556	664	93.87

Min: 0
Max: 9
Weighted Average: 2

			Percent of	Weighted	Weighted	WA
	Number of	Outstanding	Outstanding	Average	Average	CLTV
	Mortgage	Principal	Principal	Gross	Credit	incl. Silent
Original CLTV (%) incl. Silent Seconds	Loans	Balance	Balance	Coupon	Score	Seconds

35.01 - 40.00	2	300,000.00	0.12	6.117	614	37.12
45.01 - 50.00	1	225,000.00	0.09	6.625	654	45.92
50.01 - 55.00	2	285,761.00	0.11	5.844	696	52.09
55.01 - 60.00	4	988,918.97	0.39	6.325	634	56.31
60.01 - 65.00	7	1,582,489.58	0.62	6.412	623	63.08
65.01 - 70.00	15	4,795,344.48	1.87	6.388	632	67.66
70.01 - 75.00	21	4,645,715.63	1.82	6.241	650	73.12
75.01 - 80.00	93	27,380,158.98	10.71	6.353	654	79.72
80.01 - 85.00	51	14,702,026.48	5.75	6.527	656	83.86
85.01 - 90.00	101	25,841,286.21	10.10	6.822	651	89.66
90.01 - 95.00	46	12,699,240.24	4.97	6.450	664	94.34
95.01 - 100.00	603	162,319,022.73	63.46	6.577	670	99.94

Total:	946	255,764,964.30	100.00	6.556	664	93.87

Min: 35.73%
Max: 100.00%
Weighted Average: 93.87%

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-1 Preliminary Stratifications Friedman Billings Ramsey	946 records

			Percent of	Weighted	Weighted	WA
	Number of	Outstanding	Outstanding	Average	Average	CLTV
	Mortgage	Principal	Principal	Gross	Credit	incl. Silent
FICO Score	Loans	Balance	Balance	Coupon	Score	Seconds

521 - 540	1	270,000.00	0.11	8.375	532	90.00
561 - 580	7	1,312,088.73	0.51	6.645	575	74.11
581 - 600	13	3,485,049.75	1.36	6.928	591	85.00
601 - 620	77	21,130,308.16	8.26	6.785	612	86.93
621 - 640	204	53,844,217.21	21.05	6.724	631	94.02
641 - 660	211	59,721,936.02	23.35	6.536	651	93.44
661 - 680	158	42,943,012.94	16.79	6.447	670	95.59
681 - 700	100	26,578,366.59	10.39	6.424	689	95.77
701 - 720	69	18,373,163.15	7.18	6.393	709	94.90
721 - 740	50	12,756,784.32	4.99	6.306	730	97.32
741 - 760	30	9,009,971.62	3.52	6.610	749	96.73
761 - 780	15	3,569,090.81	1.40	6.501	770	94.93
781 - 800	11	2,770,975.00	1.08	6.348	787	96.11

Total:	946	255,764,964.30	100.00	6.556	664	93.87

Min: 532
Max: 796
Weighted Average: 664

			Percent of	Weighted	Weighted	WA
	Number of	Outstanding	Outstanding	Average	Average	CLTV
	Mortgage	Principal	Principal	Gross	Credit	incl. Silent
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	Seconds

Purchase	634	175,088,326.84	68.46	6.573	670	97.38
Cashout	302	77,578,287.46	30.33	6.516	651	86.12
Rate/Term Refinance	10	3,098,350.00	1.21	6.586	669	89.81

Total:	946	255,764,964.30	100.00	6.556	664	93.87

			Percent of	Weighted	Weighted	WA
	Number of	Outstanding	Outstanding	Average	Average	CLTV
	Mortgage	Principal	Principal	Gross	Credit	incl. Silent
Property Type	Loans	Balance	Balance	Coupon	Score	Seconds

Single Family	774	213,816,046.44	83.60	6.539	662	93.77
Condo	87	19,587,734.06	7.66	6.593	672	95.40
Townhouse	58	13,141,462.66	5.14	6.549	672	94.55
3-4 Unit	12	4,689,879.61	1.83	6.997	696	95.77
Duplex	15	4,529,841.53	1.77	6.765	671	88.12

Total:	946	255,764,964.30	100.00	6.556	664	93.87

			Percent of	Weighted	Weighted	WA
	Number of	Outstanding	Outstanding	Average	Average	CLTV
	Mortgage	Principal	Principal	Gross	Credit	incl. Silent
Documentation Type	Loans	Balance	Balance	Coupon	Score	Seconds

NIV	713	198,155,432.44	77.48	6.651	668	94.87
Full	207	51,348,954.20	20.08	6.174	652	90.75
Stated	18	4,243,448.66	1.66	6.821	647	87.53
Reduced	3	831,200.00	0.32	6.733	640	81.72
24 Month Bank Statements	3	494,000.00	0.19	5.572	669	86.52
12 Month Bank Statements	1	424,000.00	0.17	6.375	650	100.00
NINA	1	267,929.00	0.10	6.375	655	100.00

Total:	946	255,764,964.30	100.00	6.556	664	93.87

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-1 Preliminary Stratifications Friedman Billings Ramsey	946 records

			Percent of	Weighted	Weighted	WA
	Number of	Outstanding	Outstanding	Average	Average	CLTV
	Mortgage	Principal	Principal	Gross	Credit	incl. Silent
Occupancy Type	Loans	Balance	Balance	Coupon	Score	Seconds

Owner Occupied	940	254,634,614.30	99.56	6.555	664	93.93
Non-Owner Occupied	6	1,130,350.00	0.44	6.791	674	81.35

Total:	946	255,764,964.30	100.00	6.556	664	93.87

			Percent of	Weighted	Weighted	WA
	Number of	Outstanding	Outstanding	Average	Average	CLTV
	Mortgage	Principal	Principal	Gross	Credit	incl. Silent
Loan Grade	Loans	Balance	Balance	Coupon	Score	Seconds

A	859	233,579,267.66	91.33	6.528	670	94.68
B	86	21,915,696.64	8.57	6.825	605	85.33
C	1	270,000.00	0.11	8.375	532	90.00

Total:	946	255,764,964.30	100.00	6.556	664	93.87

			Percent of	Weighted	Weighted	WA
	Number of	Outstanding	Outstanding	Average	Average	CLTV
	Mortgage	Principal	Principal	Gross	Credit	incl. Silent
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	Seconds

California	550	174,994,439.25	68.42	6.474	663	94.07
Florida	109	21,404,672.38	8.37	6.809	668	92.90
Illinois	47	10,745,582.82	4.20	6.850	681	91.49
Nevada	47	9,967,478.32	3.90	6.571	663	96.29
Maryland	33	8,818,489.81	3.45	6.728	667	92.10
Virginia	28	7,180,678.33	2.81	6.695	671	93.35
Colorado	20	3,488,973.98	1.36	6.300	645	93.56
Arizona	20	3,207,650.00	1.25	6.763	656	92.67
Washington	13	2,932,948.11	1.15	6.845	625	98.78
North Carolina	14	1,913,393.60	0.75	6.940	648	97.78
Massachusetts	6	1,659,145.93	0.65	6.810	684	93.00
Ohio	11	1,494,450.00	0.58	6.640	653	94.76
Michigan	9	1,462,450.00	0.57	6.922	674	91.82
Oregon	8	1,226,750.00	0.48	6.426	674	94.32
Georgia	6	1,083,400.00	0.42	6.552	699	95.43
Wisconsin	5	937,546.22	0.37	7.523	639	92.48
Tennessee	4	578,400.00	0.23	6.175	700	96.38
Kentucky	3	507,000.00	0.20	6.333	656	91.66
Idaho	2	489,600.00	0.19	7.181	648	91.84
Minnesota	2	344,800.00	0.13	7.286	649	100.00
Rhode Island	2	333,475.00	0.13	6.413	694	72.51
Indiana	2	234,373.22	0.09	6.898	655	100.00
Connecticut	1	188,100.00	0.07	6.240	611	90.00
Missouri	1	171,000.00	0.07	5.990	715	90.00
Pennsylvania	1	140,000.00	0.05	5.750	640	100.00
Utah	1	136,167.33	0.05	5.750	576	79.99
Louisiana	1	124,000.00	0.05	6.250	699	87.32

Total:	946	255,764,964.30	100.00	6.556	664	93.87

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-1 Preliminary Stratifications Friedman Billings Ramsey	946 records

			Percent of	Weighted	Weighted	WA
	Number of	Outstanding	Outstanding	Average	Average	CLTV
	Mortgage	Principal	Principal	Gross	Credit	incl. Silent
Prepayment Penalty Term (Years)	Loans	Balance	Balance	Coupon	Score	Seconds

0	93	21,944,385.09	8.58	6.884	676	92.37
1	35	9,277,262.50	3.63	6.781	667	90.25
2	389	103,440,381.99	40.44	6.552	660	93.30
3	429	121,102,934.72	47.35	6.482	665	94.91

Total:	946	255,764,964.30	100.00	6.556	664	93.87

Loans with Penalty: 91.42%

			Percent of	Weighted	Weighted	WA
	Number of	Outstanding	Outstanding	Average	Average	CLTV
	Mortgage	Principal	Principal	Gross	Credit	incl. Silent
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	Seconds

4.001 - 4.500	17	3,991,100.00	1.56	6.773	699	94.33
4.501 - 5.000	32	7,526,100.00	2.94	6.157	678	89.05
5.001 - 5.500	77	21,727,159.89	8.49	5.722	673	91.24
5.501 - 6.000	226	65,830,698.35	25.74	6.067	671	93.84
6.001 - 6.500	287	81,468,525.70	31.85	6.568	662	93.61
6.501 - 7.000	179	47,026,456.65	18.39	6.988	657	95.46
7.001 - 7.500	89	20,366,183.89	7.96	7.516	655	95.53
7.501 - 8.000	35	6,854,739.82	2.68	7.976	638	95.81
8.001 - 8.500	4	974,000.00	0.38	8.434	579	87.76

Total:	946	255,764,964.30	100.00	6.556	664	93.87

Min (>0): 4.500%
Max: 8.500%
Weighted Average (>0): 6.239%

			Percent of	Weighted	Weighted	WA
	Number of	Outstanding	Outstanding	Average	Average	CLTV
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	incl. Silent
ARM Only	Loans	Balance	Balance	Coupon	Score	Seconds

11.501 - 12.000	1	185,250.00	0.07	4.875	675	75.00
12.001 - 12.500	28	7,550,790.24	2.95	5.360	674	88.53
12.501 - 13.000	185	53,585,389.53	20.95	5.872	672	92.48
13.001 - 13.500	245	69,809,329.14	27.29	6.343	670	94.52
13.501 - 14.000	290	79,828,225.12	31.21	6.784	659	94.13
14.001 - 14.500	115	27,916,380.48	10.91	7.305	657	94.97
14.501 - 15.000	66	13,551,999.79	5.30	7.748	651	95.88
15.001 - 15.500	15	3,207,100.00	1.25	8.196	616	92.59
15.501 - 16.000	1	130,500.00	0.05	8.750	596	90.00

Total:	946	255,764,964.30	100.00	6.556	664	93.87

Min: 11.875%
Max: 15.750%
Weighted Average: 13.556%

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-1 Preliminary Stratifications Friedman Billings Ramsey	946 records

			Percent of	Weighted		WA
		Outstanding	Outstanding	Average	Weighted	CLTV
Minimum Mortgage Rate (%)	Number of	Principal	Principal	Gross	Average	incl. Silent
ARM Only	Loans	Balance	Balance	Coupon	Score	Seconds

4.501 - 5.000	1	185,250.00	0.07	4.875	675	75.00
5.001 - 5.500	28	7,550,790.24	2.95	5.360	674	88.53
5.501 - 6.000	185	53,585,389.53	20.95	5.872	672	92.48
6.001 - 6.500	245	69,809,329.14	27.29	6.343	670	94.52
6.501 - 7.000	290	79,828,225.12	31.21	6.784	659	94.13
7.001 - 7.500	115	27,916,380.48	10.91	7.305	657	94.97
7.501 - 8.000	66	13,551,999.79	5.30	7.748	651	95.88
8.001 - 8.500	15	3,207,100.00	1.25	8.196	616	92.59
8.501 - 9.000	1	130,500.00	0.05	8.750	596	90.00

Total:	946	255,764,964.30	100.00	6.556	664	93.87

Min: 4.875%
Max: 8.750%
Weighted Average (>0): 6.556%

			Percent of	Weighted	Weighted	WA
	Number of	Outstanding	Outstanding	Average	Average	CLTV
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	incl. Silent
ARM Only	Loans	Balance	Balance	Coupon	Score	Seconds

3.000	946	255,764,964.30	100.00	6.556	664	93.87

Total:	946	255,764,964.30	100.00	6.556	664	93.87

Min: 3.000%
Max: 3.000%
Weighted Average: 3.000%

			Percent of	Weighted	Weighted	WA
	Number of	Outstanding	Outstanding	Average	Average	CLTV
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	incl. Silent
ARM Only	Loans	Balance	Balance	Coupon	Score	Seconds

1.000	946	255,764,964.30	100.00	6.556	664	93.87

Total:	946	255,764,964.30	100.00	6.556	664	93.87

Min: 1.000%
Max: 1.000%
Weighted Average: 1.000%

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-1 Preliminary Stratifications Friedman Billings Ramsey	946 records

			Percent of	Weighted	Weighted	WA
	Number	Outstanding	Outstanding	Average	Average	CLTV
	of	Principal	Principal	Gross	Credit	incl. Silent
Months to Next Adjustment Date	Mortgage	Balance	Balance	Coupon	Score	Seconds

15	1	156,800.00	0.06	6.000	631	80.00
17	1	360,000.00	0.14	7.625	646	100.00
19	6	2,014,489.08	0.79	6.297	689	93.37
20	30	9,002,486.76	3.52	6.572	656	93.42
21	93	24,540,548.57	9.59	6.388	663	91.22
22	127	34,081,993.52	13.33	6.643	662	93.19
23	63	15,978,710.42	6.25	6.759	663	95.50
24	139	36,041,090.00	14.09	6.651	661	92.50
31	7	2,127,928.98	0.83	6.111	670	99.28
32	25	7,348,083.07	2.87	5.952	681	95.59
33	91	25,081,237.42	9.81	6.420	667	92.85
34	152	42,766,303.46	16.72	6.636	665	95.18
35	60	15,711,743.02	6.14	6.564	658	94.12
36	151	40,553,550.00	15.86	6.549	666	95.34

Total:	946	255,764,964.30	100.00	6.556	664	93.87

Weighted Average: 29

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.